As filed with the Securities and Exchange
                        Commission on October 29, 2002.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 29, 2002


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


     Florida                          1-13666                   59-3305930
(State or other jurisdiction    (Commission file number)      (IRS employer
    of incorporation)                                        identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.        Other Events.
               ------------

               On October 29, 2002, the Company  issued a news release  entitled
               "Darden   Restaurants  Reports  October   Same-Restaurant   Sales
               Results," a copy of which is being filed herewith as Exhibit 99.




Item 7.        Financial Statements and Exhibits.
               ---------------------------------

               (c)  Exhibits.

                    Exhibit Number
                    (by reference to
                    Item 601 of
                    Regulation S-K)        Description

                            99 Press Release dated October 29, 2002, entitled "Darden Restaurants Reports October Same-Restaurant Sales
                                           Results."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 29, 2002                DARDEN RESTAURANTS, INC.



                                         By:   /s/ Paula J. Shives
                                         -----------------------------------
                                         Paula J. Shives
                                         Senior Vice President
                                         General Counsel and Secretary

                                INDEX TO EXHIBITS


Exhibit Number           Description of Exhibit


    99 Press Release dated October 29, 2002, entitled "Darden Restaurants Reports October Same-Restaurant Sales Results."

                                                                      EXHIBIT 99
DARDEN RESTAURANTS
Red Lobster(R)Olive Garden(R)Bahama Breeze(R)Smokey Bones(R)
         www.darden.com
                                                   NEWS/INFORMATION
                                                   Corporate Relations
                                                   P.O. Box 593330
                                                   Orlando, FL  32859
                                  Contacts:
                                  (Analysts)       Matthew Stroud (407) 245-5550
                                  (Media)          Rick Walsh     (407) 245-5366
FOR RELEASE
October 29, 2002
4:30 PM EDT
                       DARDEN RESTAURANTS REPORTS OCTOBER
                          SAME-RESTAURANT SALES RESULTS

     ORLANDO, FL - Darden Restaurants, Inc., (NYSE: DRI) today reported same-restaurant sales for the four-week October fiscal month ended October 27, 2002. This period is the second month of Darden's fiscal 2003 second quarter.

     Same-restaurant sales at Olive Garden were up 2% to 3% for the month, which reflected a 3% to 4% increase in check average and a 1% to 2% decline in guest counts. The check average gain was due to a 2% to 3% increase in pricing and a 1% increase from menu mix changes. During fiscal October of last year, Darden Restaurants achieved a significant boost in sales and traffic as a result of its participation in the restaurant industry's "Dine Out for America" campaign to benefit the American Red Cross Disaster Relief Fund. The campaign received strong support from guests because all of the Company's pre-tax profit on October 11, 2001, was contributed for the benefit of victims of the September 11 terrorist attacks. Excluding the effect of the "Dine Out for America" campaign, Olive Garden's same-restaurant sales for this fiscal October were up 3% to 4% and its same-restaurant guests declined 0% to 1%.

     Olive Garden's fiscal October results include the final two weeks of its signature "Never-Ending-Pasta-Bowl" priced at $7.95, which began August 26 and ended October 13, followed by two weeks without any advertising. The same promotion ran during the comparable month last year. In fiscal October of last year, Olive Garden had a 5% to 6% same-restaurant sales increase, which reflected a 2% to 3% increase in guest counts and a 3% increase in check average that resulted primarily from pricing increases. Year-to-date same-restaurant sales growth at Olive Garden through the end of fiscal October is 4% to 5%, which reflects a 3% to 4% increase in check average and a 0% to 1% increase in guest counts.

     Same-restaurant sales at Red Lobster were down 2% to 3% for fiscal October as a result of a 2% to 3% increase in check average and a 4% to 5% decline in guest counts. The check average increase was primarily due to pricing. Excluding the effect of the "Dine Out for America" campaign, Red Lobster's same-restaurant sales declined 1% to 2% and its same-restaurant guest counts were down 3% to 4%.

     Red Lobster's "30-Shrimp for $9.99" promotion started on September 9 and will run through November 3. The same promotion ran during the comparable month last year. In fiscal October of last year, Red Lobster had a 7% to 8% same-restaurant sales increase, driven by a 7% increase in guestcounts and a slight increase in check average. The check average gain was the result of a 2% to 3% increase in pricing offset by a 2% decline because of menu mix changes. Year-to-date same-restaurant sales growth at Red lobster through the end of fiscal October is 3% to 4%, which reflects a 3% to 4% increase in check average and a 0% to 1% increase in guest counts.

     "The environment was more challenging than expected during our fiscal October", said Joe Lee, Darden's Chairman and Chief Executive Officer. "Both Red Lobster and Olive Garden had value oriented promotions, but as we began the month it became clear that the advertising supporting Red Lobster's offer had a less compelling `call to action' than circumstances warranted. We then made changes that were not fully in place until late in the month. Olive Garden is well-positioned with the highest value rating in casual dining, and combined this strength and an attractive offering to produce solid sales results."

     "We continue to expect combined same-restaurant sales growth for Red Lobster and Olive Garden for the full fiscal year to be between 3% and 5%, which is consistent with the long-term goal we've communicated for some time now", said Clarence Otis, the Company's Chief Financial Officer. "This reflects our expectation of 2% to 4% combined same-restaurant sales growth for the balance of the year. The diluted earnings per share growth we expect for the fiscal year has not changed. We continue to anticipate that earnings per share growth will be in the 15% to 20% range we target for the long term. For the second quarter of the year, we expect diluted earnings per share of 21 to 22 cents, an 11% to 16% increase over the second quarter of last year."

     Darden Restaurants, Inc., in Orlando, FL, owns and operates Red Lobster, Olive Garden, Bahama Breeze and Smokey Bones BBQ Sports Bar restaurants.

     Forward-looking statements in this news release, if any, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the forward-looking statements, including the impact of changing economic or business conditions, the impact of competition, the availability of favorable credit and trade terms, the impact of changes in the cost or availability of food and real estate, government regulation, construction costs, weather conditions and other factors discussed from time to time in reports filed by the company with the Securities and Exchange Commission.

                                      -END-